                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    Form 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):   October 2, 1996
                                                 ------------------

                            Quaker State Corporation
                            ------------------------
             (Exact name of registrant as specified in its charter)




         Delaware                    1-2677                    25-0742820
------------------------       ---------------------      ---------------------
(State of incorporation)       (Commission File No.)      (IRS Employer ID No,)


225 E. John Carpenter Freeway, Irving, Texas               75062
--------------------------------------------             ----------
(Address of principal executive offices)                 (Zip Code)


                                 (972) 868-0400
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


         On August 30, 1996, Quaker State Corporation (the "Registrant") entered into a Stock Purchase Agreement (the "Agreement") to acquire Medo Industries, Inc. and its affiliated companies (collectively "Medo"), privately held corporations with their principal place of business in Tarrytown, New York, from Mark Owens (aka Mark Reichenbaum), David Owens (aka David Reichenbaum), Eric Owens (aka Eric Reichenbaum) and Harvey Stevens (hereafter collectively the "Medo Shareholders"). Medo is engaged in the design, manufacture and marketing of air freshener products primarily for use in automobiles. The closing under the Agreement occurred on October 2, 1996. The purchase price of $160 million was arrived at through arm's length negotiations. The cash consideration for the transaction included the payment of certain pre-existing indebtedness of Medo totaling approximately $17.7 million. The source of funds used was a borrowing under the Registrant's $165 million Credit Agreement, dated as of September 30, 1996, with Texas Commerce Bank National Association. Additional consideration for the transaction was the agreement of the Medo Shareholders to purchase on the open market approximately 250,000 shares of the Registrant's Capital Stock from time to time over the next six months.

No material relationship between the Registrant, its affiliates, officers and directors and any of the Medo Shareholders existed prior to the transaction.

The assets of Medo include trademarks and trade names, manufacturing equipment, and leased warehouse, manufacturing and distribution facilities. The Registrant intends to use the assets for substantially the same purposes as previously used by Medo.

The description of the transaction contained herein is qualified in its entirety by the Agreement, which is attached hereto as Exhibit 2 and incorporated in this item by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired.

       (i) Audited combined balance sheets of Medo as of December 31, 1995, 1994 and 1993, and the related combined statements of income and retained earnings and cash flows for the periods ended December 31, 1995, 1994 and 1993.

       (ii) As of the date of filing of this Current Report on Form 8-K it is impractical for the Registrant to provide the interim unaudited combined financial statements for the acquired business which are required by this Item 7(a). In accordance with Item 7(a) of Form 8-K, such interim financial statements will be filed by an amendment to this Form 8-K within 60 days after October 16, 1996.

(b)  Pro Forma Financial Information.

       As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b) of Form 8-K, such pro forma financial information will be filed by an amendment to this Form 8-K within 60 days after October 16, 1996.

(c)  Exhibits.

      Exhibit No.                     Description
      -----------                     -----------
         2(a) Stock Purchase Agreement by and among the Registrant, and the Medo Shareholders dated as of August 30, 1996, with list of omitted schedules and exhibits, filed herewith.

         2(b) Amendment No. 1 to Stock Purchase Agreement dated as of October 2, 1996, filed herewith

        23                Consent of Independent Accountants, filed herewith

                                   SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          QUAKER STATE CORPORATION
                                          (Registrant)


DATE:  October 7, 1996

                                          By:  /s/ Conrad A. Conrad
                                               -----------------------------
                                               Conrad A. Conrad
                                               Vice Chairman and
                                               Chief Financial Officer

                                  Audited Combined Financial Statements

                                           Medo Industries, Inc.,
                                          Medo Manufacturing Corp.
                                      and Medo Industries Canada, Ltd.

                                             December 31, 1995

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                     Audited Combined Financial Statements


                               December 31, 1995


                                    CONTENTS


Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . .   1

Audited Combined Financial Statements

Combined Balance Sheets   . . . . . . . . . . . . . . . . . . . . . . . . .   2
Combined Statements of Income and Retained Earnings   . . . . . . . . . . .   3
Combined Statements of Cash Flows   . . . . . . . . . . . . . . . . . . . .   4
Notes to Combined Financial Statements  . . . . . . . . . . . . . . . . . .   5

                         Report of Independent Auditors




Board of Directors and Stockholders
Medo Industries, Inc., Medo Manufacturing Corp.
   and Medo Industries Canada, Ltd.


We have audited the accompanying combined balance sheets of Medo Industries, Inc., Medo Manufacturing Corp. and Medo Industries Canada, Ltd. as of
December 31, 1995 and 1994, and the related combined statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Medo Industries, Inc., Medo Manufacturing Corp. and Medo Industries Canada, Ltd. at December 31, 1995 and 1994, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.





/s/ Ernst & Young LLP

March 22, 1996

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                            Combined Balance Sheets


                                                                                         DECEMBER 31
                                                                                    1995             1994
                                                                              -------------------------------
ASSETS
Current assets:
   Cash                                                                       $       32,490   $       44,677
   Accounts receivable, net of allowance for uncollectible
      accounts of $181,000 in 1995 and $208,500 in 1994                           13,119,234        8,343,304
   Inventory                                                                       8,100,422        6,526,662
   Prepaid expenses and other current assets                                         490,773          167,906
   Due from employees                                                                 56,878           44,431
                                                                              -------------------------------
Total current assets                                                              21,799,797       15,126,980

Fixed assets                                                                       4,166,098        2,408,813
Other assets                                                                       3,066,013          870,463
Total assets                                                                  $   29,031,908   $   18,406,256
                                                                              ===============================
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Bank overdraft                                                             $      922,834   $      514,580
   Accounts payable and accrued expenses                                           6,009,653        3,642,676
   Notes payable                                                                     340,000
   Current portion of long-term debt                                               2,944,444        2,466,667
   Current portion of lease liability                                                143,865           53,745
                                                                              -------------------------------
Total current liabilities                                                         10,360,796        6,677,668

Long-term debt, less current portion                                               6,083,333        1,944,444
Lease liability, less current portion                                                790,673        1,054,053

Stockholders' equity:
   Common stock                                                                       78,514           78,514
   Retained earnings                                                              11,718,592        8,651,577
                                                                              -------------------------------
Total stockholders' equity                                                        11,797,106        8,730,091
Commitments and contingencies
Total liabilities and stockholders' equity                                    $   29,031,908   $   18,406,256
                                                                              ===============================




See accompanying notes.

               Medo Industries, Inc., Medo Manufacturing Corp.
                       and Medo Industries Canada, Ltd.

             Combined Statements of Income and Retained Earnings



                                                                                  YEAR ENDED DECEMBER 31
                                                                                  1995              1994
                                                                              ------------------------------
REVENUES                                                                      $ 60,124,582      $ 43,667,222
Cost of goods sold                                                              31,171,348        23,390,621
                                                                              ------------------------------
Gross profit                                                                    28,953,234        20,276,601


EXPENSES
Selling expenses                                                                 9,206,120         7,214,421
General and administrative expenses                                              5,456,118         3,932,449
                                                                              ------------------------------
Income before other expenses and income taxes                                   14,290,996         9,129,731

Other expenses (income):
   Interest expense                                                                727,681           366,013
   Gain on sale of fixed assets                                                     (4,124)           (1,600)
   Relocation expense                                                               84,777         1,738,773
                                                                              ------------------------------
Income before income taxes                                                      13,482,662         7,026,545
Income taxes                                                                       142,000           145,000
                                                                              ------------------------------
Net income                                                                      13,340,662         6,881,545

Retained earnings at beginning of year                                           8,651,577         7,182,820
Distributions to stockholders                                                  (10,273,647)       (5,412,788)
                                                                              ------------------------------
Retained earnings at end of year                                              $ 11,718,592      $  8,651,577
                                                                              ==============================



See accompanying notes.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                       Combined Statements of Cash Flows


                                                                                  YEAR ENDED DECEMBER 31
                                                                                  1995              1994
                                                                              -----------------------------
OPERATING ACTIVITIES
Net income                                                                    $ 13,340,662      $ 6,881,545
Adjustments to reconcile net income to net cash
   provided by operating activities:
      Depreciation and amortization                                              1,267,797        1,400,439
      Provision for losses on accounts receivable                                  (27,500)          27,500
      Lease liability                                                             (173,260)       1,003,480
      Gain on sale of fixed assets                                                  (4,124)          (1,600)
      Changes in operating assets and liabilities:
         Increase in accounts receivable                                        (4,748,430)      (2,518,300)
         Increase in inventory                                                    (454,617)      (1,198,338)
         (Increase) decrease in prepaid expenses and
             other current assets                                                 (322,867)         137,478
         Increase in due from employees                                            (12,447)         (35,831)
         Decrease (increase) in other assets                                       118,637         (472,788)
         Increase in accounts payable and accrued
             expenses and bank overdraft                                         2,775,231          907,977
                                                                              -----------------------------
Net cash provided by operating activities                                       11,759,082        6,131,562

INVESTING ACTIVITIES
Net assets of acquisition                                                       (3,666,410)
Purchases of fixed assets                                                       (2,800,878)      (1,055,831)
Proceeds from sale of fixed assets                                                  13,000            1,600
                                                                              -----------------------------
Net cash used in investing activities                                           (6,454,288)      (1,054,231)

FINANCING ACTIVITIES
Long-term debt borrowings                                                        8,500,000        3,000,000
Repayments of long-term debt                                                    (3,883,334)      (2,900,000)
Proceeds from note payable                                                      18,525,000        7,910,000
Repayments of note payable                                                     (18,185,000)      (8,010,000)
Distributions to stockholders                                                  (10,273,647)      (5,412,788)
                                                                              -----------------------------
Net cash used in financing activities                                           (5,316,981)      (5,412,788)
                                                                              -----------------------------
Decrease in cash                                                                   (12,187)        (335,457)
Cash at beginning of year                                                           44,677          380,134
                                                                              -----------------------------
Cash at end of year                                                           $     32,490      $    44,677
                                                                              =============================

See accompanying notes.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                     Notes to Combined Financial Statements

                               December 31, 1995


1. ORGANIZATION

Medo Industries, Inc. ("Industries"), a New York corporation and Medo Industries Canada, Ltd. ("Canada") a Canadian corporation, are engaged in the wholesale distribution of auto accessories. Medo Manufacturing Corp. ("Manufacturing") is a Maryland corporation engaged in the manufacture of auto accessories, all of which are sold to Industries and Canada. Industries, Canada and Manufacturing ("the Company") have common ownership sufficient to provide a basis for presenting combined financial position, results of operations and cash flows.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accounting policies of the Company conform to generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts and disclosures reported in the financial statements and accompanying notes. Actual results could differ from those estimates. A summary of significant accounting policies follows:

COMBINATION

Significant intercompany accounts and transactions have been eliminated.

INVENTORY

Inventory is valued at the lower of cost (first-in, first-out method) or market.

FIXED ASSETS

Fixed assets are stated at cost. Depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the respective assets.

OTHER ASSETS

Other assets include goodwill, trademark license and non-compete agreements which are being amortized on the straight- line basis over their estimated useful lives of three to five years.

RECLASSIFICATIONS

Certain 1994 amounts have been reclassified to conform to the 1995 presentation.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

              Notes to Combined Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION

Revenue is recognized upon shipment to the customer. Sales are made primarily to automotive retailers and mass merchandisers principally in North America. The Company records an allowance for losses based upon the expected collectibility of its receivables. Sales to a major customer accounted for approximately 24% and 21% of total sales in 1995 and 1994, respectively. No other single customer accounted for sales in excess of 10%.

CASH EQUIVALENTS

The Company considers all liquid investments with maturities of three months or less, at the time of purchase, to be cash equivalents.

3. ACQUISITIONS

On August 24, 1995, the Company acquired the Ozium Air Sanitizer product line from Blue Coral Inc. for $3,666,410. The acquisition included substantially all of the assets of the Ozium Product line (principally inventory of $1,119,143) and resulted in the Company recording goodwill in the amount of $2,547,267. In addition, the Company entered into a non- compete agreement with Blue Coral, Inc. The acquisition was accounted for by the purchase method and was financed through a $3.5 million term loan bearing interest at 6.54% per annum (See Note
7).

4. INVENTORY

Inventory consists of the following:

                                                           DECEMBER 31
                                                      1995             1994
                                                   ---------------------------
Raw materials                                      $3,909,302       $2,581,604
Work in process                                     1,224,851          767,361
Finished goods                                      2,966,269        3,177,697
                                                   ---------------------------
                                                   $8,100,422       $6,526,662
                                                   ===========================

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

               Notes to Combined Financial Statements (continued)


5. FIXED ASSETS

Fixed assets consist of the following:

                                                            DECEMBER 31
                                                       1995             1994
                                                    ---------------------------
Leasehold improvements                              $  739,505      $   392,852
Furniture and fixtures                                 677,591          649,583
Machinery and equipment                              6,269,094        4,318,374
Tools and dies                                         589,118          473,451
Automobiles and trucks                                  39,976           39,976
                                                    ---------------------------
                                                     8,315,284        5,874,236
Less accumulated depreciation and amortization       4,149,186        3,465,423
                                                    ---------------------------
                                                    $4,166,098      $ 2,408,813
                                                    ===========================

6. OTHER ASSETS

Other assets consist of the following:

                                                            DECEMBER 31
                                                       1995             1994
                                                    ---------------------------
Intangibles:
    Goodwill                                        $2,565,657        $  18,390
    Trademark license agreements                                        710,000
    Non-competition agreements                         150,000          150,000
                                                    ---------------------------
                                                     2,715,657          878,390
    Less accumulated amortization                      300,323          777,243
                                                    ---------------------------
                                                     2,415,334          101,147
Deposits and advances                                  650,679          769,316
                                                    ---------------------------
                                                    $3,066,013        $ 870,463
                                                    ===========================

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

               Notes to Combined Financial Statements (continued)


7. NOTES PAYABLE AND LONG-TERM DEBT

The Company has a $5.5 million line of credit which expires on May 31, 1996. As of December 31, 1995, the Company has $340,000 of borrowings outstanding under this line of credit. Interest under the line of credit is payable monthly at the bank's prime rate (8.5% per annum at DecemberE31, 1995) and borrowings are secured by all of the assets of the Company.

Long-term debt consists of the following:

                                                           DECEMBER 31
                                                      1995             1994
                                                   ---------------------------
Term loans                                         $9,027,777       $4,411,111
Less current portion                                2,944,444        2,466,667
                                                   ---------------------------
                                                   $6,083,333       $1,944,444
                                                   ===========================

The long-term debt above consists of three term loans bearing interest at rates ranging from 5.82% to 8.875% per annum. These rates are subject to renegotiation or determination by formula. The loans are due in equal monthly installments and collateralized by all the assets of the Company.

The term loans require the Company to meet certain financial covenants relating to, among others, current ratio, liabilities to tangible net worth, capital expenditures, fixed charge coverage and tangible net worth.

The aggregate maturities of long-term debt at December 31, 1995 are as follows:

1996                                                       $2,944,444
1997                                                        1,833,337
1998                                                        1,700,004
1999                                                        1,700,004
2000                                                          849,988
                                                           ----------
                                                           $9,027,777
                                                           ==========

During the years ended December 31, 1995 and 1994, the Company made interest payments of approximately $695,000 and $371,000, respectively.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

               Notes to Combined Financial Statements (continued)


8. INCOME TAXES

Industries and Manufacturing have elected to have their taxable net income reported by its individual stockholders under Subchapter S of the Internal Revenue Code. Accordingly, the accompanying financial statements do not contain any provision for current or deferred federal or Maryland state income taxes.

Included within the provision for income taxes are Canadian and certain state taxes.

During 1995 and 1994, the Company made income tax payments of approximately $140,000 and $90,000, respectively.

9. PROFIT SHARING PLAN

The Company has a profit sharing plan in which all employees who meet certain minimum eligibility requirements participate. During 1995 and 1994, the Company recorded voluntary contributions of approximately $182,000 and $143,000, respectively. Contributions are allocated to participants based on a percentage of their compensation, subject to certain limitations, and participants can make voluntary contributions of up to 15% of their compensation.

10. STOCK ARRANGEMENTS

At December 31, 1995 and 1994, the Companies has the following shares authorized, issued and outstanding:

                                                                    Issued and
Common Stock                                      Authorized        Outstanding
--------------------------------------------------------------------------------
Industries and Manufacturing:
   Class A, voting                                   180                 80
   Class B, non-voting                                20                 20
Canada:
   Voting                                            100                100

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

               Notes to Combined Financial Statements (continued)


11. COMMITMENTS AND CONTINGENCIES

The Company leases office space as well as manufacturing and warehouse facilities. The future minimum payments for operating leases having initial or remaining noncancelable lease terms in excess of one year at December 31, 1995 are as follows:

1996                                        $  1,200,000
1997                                           1,200,000
1998                                           1,301,000
1999                                           1,267,000
2000                                           1,363,000
Thereafter                                     9,911,000
                                             -----------
                                              16,242,000
Less sublease                                  1,659,000
                                             -----------
                                             $14,583,000
                                             ===========

The leases contain provisions for the Company to pay its proportionate share of operating costs, escalation provisions and renewals. Rent expense under all operating leases aggregated approximately $1,144,000 ($605,000 paid to related parties, see below)and $759,000 in 1995 and 1994, respectively.

During 1994, Manufacturing entered into a 15 year lease commitment with a company, three officers of which are employees of Manufacturing, for a new manufacturing and warehouse facility to replace its existing space. The new lease commenced in 1995 and is guaranteed by Industries. As a result of this new lease, Manufacturing, in 1994, incurred approximately $739,000 in costs associated with early termination of existing leases and the write-off of leasehold improvements. In addition, Manufacturing is committed under another long-term lease which it vacated during 1995 and began sub-leasing in January 1996 for the remaining term of the lease. At December 31, 1994, the Company recorded an anticipated loss over the term of that lease of $1 million representing the present value of the lease payments and occupancy costs less estimated sublease income. During 1995, the Company recorded expenses of approximately $249,000 in connection with the lease and, based on the executed sublease included in the above table, reduced the anticipated loss from $1 million to $836,000.

As of December 31, 1995, the Company has entered commitments to acquire approximately $700,000 in fixed assets.

                                      Audited Combined Financial Statements

                                              Medo Industries, Inc.,
                                             Medo Manufacturing Corp.
                                         and Medo Industries Canada, Ltd.

                                                December 31, 1994

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                     Audited Combined Financial Statements

                               December 31, 1994


                                    CONTENTS


Report of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . 1

Audited Combined Financial Statements

Combined Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
Combined Statements of Income and Retained Earnings . . . . . . . . . . . . . 3
Combined Statements of Cash Flows   . . . . . . . . . . . . . . . . . . . . . 4
Notes to Combined Financial Statements  . . . . . . . . . . . . . . . . . . . 5

                         Report of Independent Auditors




Board of Directors and Stockholders
Medo Industries, Inc., Medo Manufacturing Corp.
   and Medo Industries Canada, Ltd.


We have audited the accompanying combined balance sheets of Medo Industries, Inc., Medo Manufacturing Corp. and Medo Industries Canada, Ltd. as of December 31, 1994 and 1993, and the related combined statements of income and retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Companies' management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Medo Industries, Inc., Medo Manufacturing Corp. and Medo Industries Canada, Ltd. at December 31, 1994 and 1993, and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

March 24, 1995

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                            Combined Balance Sheets


                                                                                         DECEMBER 31
                                                                                    1994             1993
 ASSETS
 Current assets:
    Cash                                                                          $    44,677      $   380,134
    Accounts receivable, net of allowance for uncollectible
       accounts of $208,500 in 1994 and $181,000 in 1993                            8,343,304        5,852,504
    Inventory                                                                       6,526,662        5,328,324
    Prepaid expenses and other current assets                                         167,906          305,384
    Due from employees                                                                 44,431            8,600
                                                                                  ----------------------------
 Total current assets                                                              15,126,980       11,874,946
 Fixed assets, net of accumulated depreciation and
    amortization of $3,465,423 in 1994 and $2,672,352 in 1993                       2,408,813        2,413,075
 Other assets, net of accumulated amortization
    of $777,243 in 1994 and $1,036,897 in 1993                                        870,463          738,021
                                                                                  ----------------------------
 Total assets                                                                     $18,406,256      $15,026,042
                                                                                  ============================
 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
    Bank overdraft                                                                $   514,580      $   253,427
    Accounts payable and accrued expenses                                           3,696,421        3,005,260
    Notes payable                                                                                      100,000
    Current portion of long-term debt                                               2,466,667        1,466,667
                                                                                  ----------------------------
 Total current liabilities                                                          6,677,668        4,825,354

 Long-term debt, less current portion                                               1,944,444        2,844,444
 Lease liability                                                                    1,054,053           94,910

 Stockholders' equity:
    Common stock                                                                       78,514           78,514
    Retained earnings                                                               8,651,577        7,182,820
                                                                                  ----------------------------
 Total stockholders' equity                                                         8,730,091        7,261,334
                                                                                  ----------------------------
 Commitments and contingencies
                                                                                  ----------------------------
 Total liabilities and stockholders' equity                                       $18,406,256      $15,026,042
                                                                                  ============================




See accompanying notes.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

              Combined Statements of Income and Retained Earnings



                                                                                  YEAR ENDED DECEMBER 31
                                                                                  1994              1993
                                                                               ------------------------------
 REVENUES                                                                      $43,667,222        $33,869,729
 Cost of goods sold                                                             23,390,621         18,979,391
                                                                               ------------------------------
 Gross profit                                                                   20,276,601         14,890,338


 EXPENSES
 Selling expenses                                                                7,214,421          5,797,004
 General and administrative expenses                                             3,932,449          4,304,915
                                                                               ------------------------------
 Income before other expenses and income taxes                                   9,129,731          4,788,419

 Other expenses (income):
    Interest expense                                                               366,013            277,284
    Share of income of partnership                                                                   (134,315)
    Gain on sale of fixed assets                                                    (1,600)            (4,749)
    Relocation expense                                                           1,738,773
                                                                               ------------------------------
 Income before income taxes                                                      7,026,545          4,650,199
 Income taxes                                                                      145,000             73,000
                                                                               ------------------------------
 Net income                                                                      6,881,545          4,577,199

 Retained earnings at beginning of year                                          7,182,820          7,687,526
 Distributions to stockholders                                                  (5,412,788)        (5,081,905)
                                                                               ------------------------------
 Retained earnings at end of year                                              $ 8,651,577        $ 7,182,820
                                                                               ==============================



See accompanying notes.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                       Combined Statements of Cash Flows


                                                                                  YEAR ENDED DECEMBER 31
                                                                                  1994              1993
                                                                               -----------------------------
 OPERATING ACTIVITIES
 Net income                                                                    $ 6,881,545       $ 4,577,199
 Adjustments to reconcile net income to net cash
    provided by operating activities:
       Depreciation and amortization                                             1,400,439         1,198,823
       Provision for losses on accounts receivable                                  27,500           (29,500)
       Share of income of partnership                                                               (134,315)
       Lease liability                                                           1,003,480            (8,142)
       (Gain) loss on sale of fixed assets                                          (1,600)            3,554
       Changes in operating assets and liabilities:
          (Increase) in accounts receivable                                     (2,518,300)         (467,119)
          (Increase) decrease in inventory                                      (1,198,338)          832,102
          Decrease in prepaid expenses and
              other current assets                                                 137,478             3,358
          (Increase) decrease in due from employees                                (35,831)            5,225
          (Increase) in other assets                                              (472,788)          (21,154)
          Increase in accounts payable and accrued
              expenses and bank overdraft                                          907,977           761,345
                                                                               -----------------------------
 Net cash provided by operating activities                                       6,131,562         6,721,376

 INVESTING ACTIVITIES
 Purchases of fixed assets                                                      (1,055,831)       (1,233,322)
 Proceeds from sale of fixed assets                                                  1,600            41,815
                                                                               -----------------------------
 Net cash used in investing activities                                          (1,054,231)       (1,191,507)

 FINANCING ACTIVITIES
 Long-term debt borrowings                                                       3,000,000         2,000,000
 Repayments of long-term debt                                                   (2,900,000)       (1,022,222)
 Revolving line of credit borrowings                                             7,910,000         2,360,000
 Repayments of note payable                                                     (8,010,000)       (3,560,000)
 Distributions to stockholders                                                  (5,412,788)       (5,081,905)
                                                                               -----------------------------
 Net cash used in financing activities                                          (5,412,788)       (5,304,127)
                                                                               -----------------------------
 (Decrease) increase in cash                                                      (335,457)          225,742
 Cash at beginning of year                                                         380,134           154,392
                                                                               -----------------------------
 Cash at end of year                                                           $    44,677       $   380,134
                                                                               =============================

See accompanying notes.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                     Notes to Combined Financial Statements

                               December 31, 1994


1. ORGANIZATION

Medo Industries, Inc. ("Industries"), a New York corporation and Medo Industries Canada, Ltd. ("Canada") a Canadian corporation, are engaged in the wholesale distribution of auto accessories. Medo Manufacturing Corp. ("Manufacturing") is a Maryland corporation engaged in the manufacture of auto accessories, all of which are sold to Industries and Canada. Industries, Canada and Manufacturing ("the Company") have common ownership, sufficient to provide a basis for presenting combined financial position, results of operations and cash flows.


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

COMBINATION

Significant intercompany accounts and transactions have been eliminated.

INVENTORY

Inventory is valued at the lower of cost (first-in, first-out method) or market.

FIXED ASSETS

Fixed assets are stated at cost. Depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the respective assets.

OTHER ASSETS

Other assets include non-competition (1994 -- $150,000; 1993 -- $750,000) and trademark license agreements ($710,000) which are being amortized on the straight-line basis over the lives of the agreements (1-5 years).

REVENUE RECOGNITION

Revenue is recognized upon shipment to the customer. Accounts receivable are due primarily from automotive retailers and mass merchandisers whose operations are located throughout North America and other parts of the world. The Company records an allowance for losses based upon the expected collectibility of such receivables.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

               Notes to Combined Financial Statements (continued)


2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CASH EQUIVALENTS

The Company considers all liquid investments with maturities of three months or less, at the time of purchase, to be cash equivalents.


3. INVENTORIES

Inventories consist of the following:

                                                             DECEMBER 31
                                                        1994             1993
                                                      ---------------------------

 Raw materials                                        $2,581,604       $1,913,574
 Work in process                                         767,361          559,740
 Finished goods                                        3,177,697        2,855,010
                                                      ---------------------------
                                                      $6,526,662       $5,328,324
                                                      ===========================


4. FIXED ASSETS

Fixed assets consist of the following:

                                                              DECEMBER 31
                                                         1994             1993
                                                      ---------------------------
 Leasehold improvements                               $  392,852       $  613,222
 Furniture and fixtures                                  649,583          593,692
 Machinery and equipment                               4,318,374        3,441,221
 Tools and dies                                          473,451          407,459
 Automobiles and trucks                                   39,976           29,833
                                                      ---------------------------
                                                       5,874,236        5,085,427
 Less:  accumulated depreciation and amortization      3,465,423        2,672,352
                                                      ---------------------------
                                                      $2,408,813       $2,413,075
                                                      ===========================

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

              Notes to Combined Financial Statements (continued)


5. NOTES PAYABLE AND LONG-TERM DEBT

The Company has a $4.5 million line of credit which expires on May 31, 1995. As of December 31, 1993, the Company has $100,000 of borrowings outstanding under this line of credit. Interest under the line of credit is payable monthly at the bank's prime rate (8.5% at December 31, 1994) and borrowings are secured by all of the assets of the Company.

Long-term debt consists of the following:

                                                           DECEMBER 31
                                                      1994             1993
                                                    ---------------------------
 Term loans                                         $4,411,111       $4,311,111
 Less current portion                                2,466,667        1,466,667
                                                    ---------------------------
                                                    $1,944,444       $2,844,444
                                                    ===========================

The long-term debt above consists of three term loans bearing interest ranging from 5.82% to 9.07% subject to renegotiation or determination by formula. The loans are due in equal monthly installments and collateralized by all the assets of the Companies.

The term loans require the Company to meet certain financial covenants relating to, among others, current ratio, liabilities to net worth, capital expenditures, fixed charge coverage and net worth.

The aggregate maturities of long-term debt at December 31, 1994 are as follows:

             1995                                       $2,466,667
             1996                                        1,811,111
             1997                                          133,333
                                                        ----------
                                                        $4,411,111
                                                        ==========

During the years ended December 31, 1994 and 1993, the Company made interest payments of approximately $371,000 and $285,000, respectively.

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

                              Notes to Combined Financial Statements (continued)


6. INCOME TAXES

Industries and Manufacturing have elected to have their taxable net income reported by its individual stockholders under Subchapter S of the Internal Revenue Code. Accordingly, the accompanying financial statements do not contain any provision for current or deferred federal or Maryland state income taxes.

Included within the provision for income taxes are Canadian and certain state taxes.

During 1994 and 1993, the Company made income tax payments of approximately $90,000 and $96,000, respectively.

7. INVESTMENT IN PARTNERSHIP

The Company had an investment in a partnership, under which it guaranteed its share of the debt of the partnership which was terminated and liquidated during 1993. In 1993, the Company recorded its share of partnership profits of $134,315.

8. PROFIT SHARING PLAN

The Company has a profit sharing plan in which all employees who meet certain minimum eligibility requirements participate. During 1994 and 1993, the Company made voluntary contributions of approximately $143,000 and $132,000, respectively. Contributions are allocated to participants based on a percentage of their compensation, subject to certain limitations, and participants can make voluntary contributions of up to 15% of their compensation.


9. STOCK ARRANGEMENTS

At December 31, 1994 and 1993, the Companies has the following shares authorized, issued and outstanding:

                                                           Issued and
Common Stock                               Authorized     Outstanding
----------------------------------------------------------------------------
Industries and Manufacturing:
    Class A, voting                           180             80
    Class B, non-voting                        20             20
Canada:
    Voting                                    100            100

                Medo Industries, Inc., Medo Manufacturing Corp.
                        and Medo Industries Canada, Ltd.

              Notes to Combined Financial Statements (continued)


10. COMMITMENTS AND CONTINGENCIES

The Company leases office space as well as manufacturing and warehouse facilities. The future minimum payments for operating leases having initial or remaining noncancelable lease terms in excess of one year at December 31, 1994 are as follows:

                  1995                                        $  1,217,000
                  1996                                           1,200,000
                  1997                                           1,200,000
                  1998                                           1,301,000
                  1999                                           1,267,000
                  Thereafter                                    11,274,000
                                                               -----------
                                                               $17,459,000
                                                               ===========

The leases contain provisions for the Company to pay its proportionate share of operating costs, escalation provisions and renewals. Rent expense under all operating leases aggregated approximately $759,000 in 1994 and $817,000 in 1993.

During 1994, Manufacturing entered into a 15 year lease commitment with a company, three officers of which are employees of Manufacturing, for a new manufacturing and warehouse facility to replace its existing space. The new lease will commence in 1995 and is guaranteed by Industries. As a result of this new lease, Manufacturing incurred approximately $739,000 in costs associated with early termination of existing leases and the write-off of leasehold improvements. In addition, Manufacturing is committed under another long-term lease which it plans to vacate and sublease during 1995. In 1994, the Company, based on a recent appraisal, has recorded an anticipated loss over the term of that lease of $1 million representing the present value of the lease payments and occupancy costs less estimated sublease income.

The above table includes the Company's commitment under all its leases, but excludes any potential sublease income.

As of December 31, 1994, the Company has entered commitments to acquire approximately $1 million in fixed assets.

                                 EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
 2(a)            Stock Purchase Agreement by and among the Registrant,
                 and the Medo Shareholders dated as of August 30, 1996, with list of omitted schedules and exhibits, filed herewith.

 2(b)            Amendment No. 1 to Stock Purchase Agreement dated as of
                 October 2, 1996, filed herewith

23               Consent of Independent Auditors, filed herewith.